UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 9, 2003


                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                       2-85602-D                       88-0478633
-----------------               -------------                -------------------
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


           3753 Howard Hughes Parkway
                    Suite 200
                Las Vegas, Nevada                             89109
    -----------------------------------------              ----------
    (Address of principal executive offices)               (Zip Code)


                                 (702) 784-7683
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On July 9, 2003, Mid-Power Service Corporation and its subsidiary,
Mid-Power Resource Corporation, filed Chapter 11 Monthly Operating Reports for the month of May 2003 with the United States Bankruptcy Court for the District of Nevada, copies of which (without attachments) are included as exhibits to this report.



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                                ITEM 7. EXHIBITS
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         The following are filed as exhibits to this report:

               SEC
 Exhibit    Reference
  Number      Number          Title of Document                      Location
---------- ---------- ------------------------------------------- --------------
 Item 99               Other Exhibits
---------- ---------- ------------------------------------------- --------------
  99.01        99     Mid-Power Service Corporation Chapter 11     This filing
                      Monthly Operating Report (General Business
                      Case) for May 2003
  99.02        99     Mid-Power Resource Corporation Chapter 11    This filing
                      Monthly Operating Report (General Business
                      Case) for May 2003

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MID-POWER SERVICE CORPORATION


Dated:  July 10, 2003                        By: /s/ James W. Scott
                                                 -----------------------------
                                                 James W. Scott, President

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